                                                                  EXHIBIT 10.15



                        CONCENTRIC HOST SERVER SOLUTIONS

                                SERVICE AGREEMENT


THIS CO-LOCATION SERVICE AGREEMENT ("Agreement") is made and entered into on March 30, 1998 to be effective on April 15, 1998 ("Effective Date") by and between CONCENTRIC NETWORK CORPORATION ("Concentric"), a Delaware corporation with a principal place of business at 10590 N. Tantau Ave., Cupertino, CA 95014, and ELOQUENT INC. ("Customer") a Delaware corporation with a principal place of business at 2000 Alameda de las Pulgas, Suite 100, San Mateo, CA 94403.

WHEREAS, Concentric provides co-located server hosting services and desires to provide Customer with network bandwidth and hosting of certain server hardware to facilitate such service; and

WHEREAS, Customer desires to receive such services and hosting for its Internet system and Customer's third party customers;

NOW THEREFORE, parties hereto agree as follows:

1.0 SERVICES.

1.1 Subject to the terms and conditions herein, and during the term and subsequent renewal terms of this Agreement, Concentric will provide the services described in Exhibit A ("Services") that have been selected by Customer as designated in Exhibit B. Customer may change selection at any time provided that Customer gives Concentric at least 30 days prior written notice of such change in selection. Customer agrees to pay charges for and will be billed only for selected services, Customer agrees that during the term of the Agreement, if Customer selects a bandwidth option of equal to or greater than 4Mbps, Customer shall not thereafter change its selection to select a bandwidth option lesser than 4Mbps.

1.2 HOSTING SERVICES. During the term of this Agreement, Concentric agrees to provide for the Customer's industry standard hardware and software configurations ("System(s)"), at Concentric's facilities located at Santa Clara ("Site"), full, unrestricted access to the Internet via Concentric's Internet connection at the bandwidth selected by Customer and set forth and in Exhibit A. Concentric shall provide regular routing and other systems administration and support services as reasonably necessary to maintain access to the Internet via Concentric's Internet connection. Concentric agrees to provide adequate physical security for the System and a physical space and environment (including, without limitation, electrical, ventilation, moisture, temperature, cleanliness, etc.) in accordance with industry standards and will afford reasonable physical accessibility to the System. Concentric agrees to use reasonable efforts to provide back up sources of power to be utilized to keep the System in continuous operation in the event of an interruption of electrical power.

1.3 INTERNET CONNECTIONS. To link the System to the Internet, Concentric shall provide, subject to the payment by Customer of the charges specified in Exhibit A as selected by Customer, on a continuous, twenty-four (24) hour basis, access to appropriate Internet connections to support Customer's service selections in a form suitable for connection to the

Systems. Concentric will provide and implement such access so that the Systems enjoys sufficient communications bandwidth to ensure efficient access to the Internet Site at all times and without abnormal communication delays, including during peak usage periods. Notwithstanding the preceding, Eloquent acknowledges and agrees that Concentric is not responsible for downtime or delays due to technical problems relating to the Internet.

2.0 FEES AND BILLING

2.1 Customer will pay Concentric all fees for the Services selected by Customer in Exhibit B in accordance with the price schedule in Exhibit A ("Fees") less ten percent (10%) for the term of this Agreement. Concentric agrees that in the event that market conditions dictate lower pricing than what is stated in Exhibit A, both parties agree to amend this Agreement to reflect the market conditions. At such time, Concentric shall provide an updated Exhibit A with the amended reduced pricing and Customer shall pay fees in accordance with such amended price schedule in Exhibit A ("Fees") less ten percent (10%) for the remainder of the term of this Agreement.

2.2 All Fees shall be paid at Concentric's address as indicated in this Agreement or at such other address as Concentric may from time to time indicate by proper notice hereunder. All invoices are due and payable within thirty (30) days of Concentric's date of invoice.

2.3 All Fees are in U.S. Dollars and are exclusive of any applicable taxes. Customer shall pay, indemnify, and hold Concentric harmless from all sales, use, value added or other taxes of any nature, other than taxes on Concentric's net income, including penalties and interest, and all government permit or license fees assessed upon or with respect to any Fees (except to the extent Customer provides Concentric with a valid tax exemption certificate) provided that Concentric gives Eloquent prompt written .. notice of any such taxes. If any applicable law requires Customer to withhold amounts from any payments to Concentric hereunder: (a) Customer shall effect such withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Concentric with tax receipts evidencing the payments of such amounts; and (b) the sum payable by Customer upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after such deduction or withholding, Concentric receives and retains, free from liability for such deduction or withholding, a net amount equal to the amount Concentric would have received and retained in the absence of such required deduction or withholding.

3.0 PROMOTION.

3.1 Both parties agree to cooperate with each other so that each party may issue a press release concerning this Agreement, provided that each party must approve any press release prior to its release. Company agrees it may be designated as a "reference account" for Concentric's hosting and co-location services to certain potential customers and to provide Concentric the ability to access the Customer's co-located demo server for demo purposes.

3.2 Both parties agree to negotiate terms and conditions based on Concentric's then current virtual private network services agreement. such that Customer will acquire such services from Concentric for resale to its customers. Fees for such services will be reasonable and commensurate with then current market conditions.

4.0 REPRESENTATIONS AND WARRANTIES.

4.1 Each party represents and warrants that it has the right and authority to enter into this Agreement, and that by entering into this Agreement, it will not violate, conflict with or result in a material default under any other contract, agreement, indenture, decree, judgment, undertaking, conveyance, lien or encumbrance to which it is a party or by which it or any of its property is or may become subject or bound. Each party shall not grant any rights under any future agreement, nor will it permit or suffer any lien, obligation or encumbrances that will conflict with the performance of this Agreement. Both parties represent and warrant that they will, at their own expense comply with all laws, regulations and other legal requirements that apply to them and this Agreement, including copyright, privacy and communications decency laws.

4.2 Concentric warrants that the Services will be performed in a good and workmanlike manner at a quality of no less than industry standard. Customer acknowledges that Concentric makes no warranty regarding any third party hardware and software. Third party hardware and software procured by Concentric for Customer as part of the Services may be warranted by its manufacturer.

4.3 Customer represents and warrants that it will: (a) not use any Concentric equipment or services in a manner that: (i) is prohibited by any law or regulation or Concentric policy, or to facilitate !he violation of any law or regulation or such policy; or (ii) will disrupt third parties' use or enjoyment of any communications service or outlet; (b) not violate or tamper with the security of any Concentric computer equipment or program; and (c) have an agreement with each of its customers sufficient to comply with the terms herein. Customer acknowledges that prohibited conduct includes, but is not limited to, use of the Concentric network to invade the privacy of third parties, impersonation of Concentric personnel or other Concentric customers, transmitting via e-mail, USENET or chat service any abusive, profane, libelous, slanderous, threatening or otherwise harassing material or use of the Concentric network in connection with the transmission of the same or substantially similar unsolicited message to 50 or more recipients or 15 or more newsgroups in a single day, provided, however, that Customer may, at the request of its third party customers, transmit the same or substantially similar messages to such third party customer's employees, agents, resellers and other individuals and entities acting on behalf of the third party customer.

4.4 THE WARRANTIES SET FORTH IN SECTIONS 4.1 AND 4.2 ARE THE SOLE AND EXCLUSIVE WARRANTIES' MADE BY CONCENTRIC. THE WARRANTIES SET FORTH IN SECTIONS 4.1 AND 4.3 ARE THE SOLE AND EXCLUSIVE WARRANTIES MADE BY CUSTOMER. CONCENTRIC AND CUSTOMER MAKE NO OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. CONCENTRIC EXPRESSLY DISCLAIMS ANY: (a) WARRANTY OF DESIGN, MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE, EVEN IF CONCENTRIC HAS BEEN INFORMED OF SUCH PURPOSE; OR (b) WARRANTY THAT THE SERVICES WILL BE ERROR-FREE, SECURE OR WITHOUT INTERRUPTION AND ALL LIABILITY ON ACCOUNT THEREOF.

5.0 LIMITATION OF LIABILITY.

Except for a breach of Section 4, or obligations arising out of Section 8.5 in no event shall a party shall be liable for special, incidental, consequential or punitive damages of any nature, for any reason, including without limitation any termination of this Agreement, whether such liability is asserted on the basis of contract, tort (including negligence or strict liability) or otherwise, even if a party has been warned of the possibility of such damages, and notwithstanding any failure of essential purpose of any limited remedy. Concentric acknowledges that Customer shall not be liable to Concentric for any claims regarding any third party hardware and software provided by Customer. Third party hardware and software procured by Customer and used on System may be warranted by its manufacturer. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, CONCENTRIC SHALL NOT BE LIABLE FOR ANY DIRECT DAMAGES UNLESS SUCH DAMAGES ARE DUE TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF CONCENTRIC. EXCEPT FOR A BREACH OF SECTION 4, OR OBLIGATIONS ARISING OUT OF SECTION 8.5, A PARTY'S ENTIRE LIABILITY TO THE OTHER PARTY CONCERNING PERFORMANCE OR NONPERFORMANCE IN ANY WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, AND REGARDLESS OF WHETHER A CLAIM IS BASED IN CONTRACT, NEGLIGENCE OR IN TORT, SHALL NOT EXCEED THE FEES RECEIVED BY CONCENTRIC FROM CUSTOMER UNDER THIS AGREEMENT DURING THE PREVIOUS TWELVE (12) MONTHS.

6.0 CONFIDENTIAL INFORMATION

Each party agrees to maintain all Confidential Information in confidence to the same extent that it protects its own similar Confidential Information and to use such Confidential Information only as permitted under this Agreement. For purposes of this Agreement "Confidential Information" shall mean information including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information marked "Confidential", or if disclosed verbally, is identified as confidential at the time of disclosure. Confidential Information of Customer specifically includes but is not limited to all Content that is stored on the Customer Systems. Concentric will have in place an appropriate agreement sufficient to comply with this Section 6 with any person permitted access to Confidential Information pursuant to this Section. Each party agrees to take all reasonable precautions to prevent any unauthorized disclosure or use of Confidential Information including, without limitations disclosing Confidential Information only to its employees: (a) with a need to know to further permitted uses of such information; (b) who are parties to appropriate agreements sufficient to comply with this Section 6; and (c) who are informed of the nondisclosure/non-use obligations imposed by this Section 6; and both parties shall take appropriate steps to implement and enforce such non-disclosure/non-use obligations. The foregoing restrictions on disclosure and use shall survive for three (3) years following termination of this Agreement but shall not apply with respect to any Confidential Information which: (i) was or becomes publicly known through no fault of the receiving party; (ii) was rightfully known or becomes rightfully known to the receiving party without confidential or proprietary restriction from a source other than the disclosing party; (iii) is independently developed by the receiving party without the participation of individuals who have had access to the Confidential Information; (iv) is approved by the disclosing party for disclosure without restriction in a written document which is signed by a duly authorized officer of such disclosing party; and (v) the receiving party is legally compelled to disclose; provided, however, that prior to any such compelled disclosure, the receiving party will: (d) assert the privileged and confidential nature of the Confidential Information against the third party seeking disclosure; and (e) cooperate fully with the disclosing party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information. In the event that such protection against disclosure is not obtained, the receiving party will be entitled to disclose the Confidential Information, but only as, and to the extent, necessary to legally comply with such compelled disclosure. Each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of the other party hereto, except to advisors, investors and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law.

7.0 TERM AND TERMINATION

7.1 The term of this Agreement shall commence on the Effective Date and continue for the term elected by Customer as set forth in Exhibit B, which shall be no less than one (1) year. At the expiration of this initial term, this Agreement shall automatically renew for a term of one (1) year subject to Customer's acceptance of Concentric's then current Fees ninety (90) days prior to the expiration of the then current term provided that Customer has received sufficient prior written notice of such fees and that Customer accepts such Fees, unless notice of non-renewal is sent by either party no less than ninety
(90) days before expiration of the then current term.

7.2 Concentric may terminate this Agreement upon written notice: (a) for any material breach of this Agreement, which Customer fails to cure within thirty
(30) days following written notice by Concentric of such breach; or (b) upon Customer's insolvency or liquidation as a result of which Customer ceases to do business for a continuous period of at least three (3) months. Customer may terminate this Agreement upon written notice: (a) for any material breach of this Agreement which Concentric fails to cure within thirty (30) days following written notice by Customer of such breach; or (b) upon Concentric's insolvency or liquidation as a result of which Concentric ceases to do business for a continuous period of at least three (3) months (c) upon ninety (90) days' prior written notice for convenience any time after the expiration of the initial term.

8.0 OTHER PROVISIONS

8.1 NON-ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Notwithstanding the above, this Agreement may not be assigned in whole or in part by a party, without the written consent of the other party, which shall not be unreasonably withheld. Any assignment in violation of this paragraph shall be null and void, except for the circumstance of corporate acquisition, in whole, or in part.

8.2 INDEPENDENT CONTRACTORS. The parties shall have the status of independent contractors, and nothing in this Agreement shall be deemed to place the parties in the relationship of employer-employee, principal-agent, or partners or in a joint venture.

8.3 NON-WAIVER. Failure of either party to enforce any of its rights hereunder shall not be deemed to constitute a waiver of its future enforcement of such rights or any other rights.

8.4 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal, or unenforceable under present or future laws, such item shall be struck from the Agreement; however, such invalidity or enforceability shall not affect the remaining provisions or conditions of this Agreement. The parties shall remain legally bound by the remaining terms of this Agreement, and shall strive to reform the Agreement in a manner consistent with the original intent of the parties.

8.5 INDEMNITY. Concentric, at its sole discretion, may elect to electronically monitor the Concentric network and may disclose any content or records concerning Customer's account as necessary to satisfy any law, regulation, or other governmental request or to properly operate the Concentric network and protect any of its customers provided, however, that prior to any such compelled disclosure, the Concentric will: (a) provide Customer with prompt written notice of such possible disclosure prior to making any disclosure, (b) assert the privileged and confidential nature of the content against the third party seeking disclosure; and (b) cooperate fully with Customer in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure. In the event that such protection against disclosure is not obtained, Concentric will be entitled to disclose the content or records, but only as, and to the extent, necessary to legally comply with such compelled disclosure.. Customer expressly agrees that Concentric shall not be liable to Customer or its customers for any action Concentric takes to remove or restrict access to obscene, indecent or offensive content made available by Customer, nor for any action taken to restrict access to material made available in violation of any law, regulation or rights of a third party, including but not limited to, rights under the copyright law and prohibitions on libel, slander and invasion of privacy. Customer agrees to indemnify, hold harmless and upon request, defend Concentric, from and against any and all claims, liability, losses, damages, expenses and costs (including attorneys' fees) arising out of or in connection with: (a) proprietary rights infringement claims based on Concentric's use and/or operation of the System, other products provided to Concentric by Customer, or Customer's proprietary software except to the extent such claims, liability, loss, damage, expense or cost is due solely to the willful misconduct or gross negligence of Concentric; and (b) information or content provided, accessed or made available by Customer on Concentric's network.

8.6 FORCE MAJEURE. Either party shall be excused from any delay or failure in performance hereunder caused by reason of any occurrence or contingency beyond its reasonable control, including but not limited to, acts of God, earthquake, labor disputes and strikes, riots, war or other unanticipated occurrences or problems, and governmental requirements. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of the underlying cause of the delay.

8.7 GOVERNING LAW. This Agreement shall be deemed to have been made in the State of California, and the provisions and conditions of this Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California, without regard to conflict of laws provisions.

8.8 ARBITRATION. Any dispute or claim arising out of or in connection with this Agreement or the performance, breach or termination thereof, shall be finally settled by binding arbitration in San Jose, California under the Rules of Arbitration of the American Arbitration Association by an arbitrator appointed in accordance with those rules. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, either party may apply to any court of competent jurisdiction for equitable relief without breach of this arbitration provision. All costs and expenses, including reasonable attorney's fees, of all parties incurred in any dispute which is determined and/or settled pursuant to this Section shall be borne by the party determined to be liable in respect of such dispute; provided, however, that if compete liability is not assessed against any one party, the parties shall share the total costs in proportion to their respective amounts of liability so determined.

8.9 INTEGRATION. This Agreement expresses the complete and final understanding of the parties with respect to the subject matter hereof, and supersedes all prior communications between the parties, whether written or oral with respect to the subject matter hereof. No modification of this Agreement shall be binding upon the parties hereto, unless evidenced by a writing duly signed by authorized representatives of the respective parties hereto.

8.10 NOTICES. Any required notices hereunder shall be given in writing by certified mail or overnight express delivery service (such as DHL) at the address of each party below, or to such other address as either party may from time to time substitute by written notice. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

If to Concentric:                      If to Customer:

Contracts Manager                      Director, Contract Admin.
Concentric Network Corporation         Eloquent Inc.
10590 N. Tantau Ave.                   2000 Alameda de las Pulgas, Suite 100
Cupertino, CA 95014                    San Mateo, CA 94403
408 342-2800                           650 294-6500

AGREED AND ACCEPTED:


CONCENTRIC NETWORK CORPORATION         ELOQUENT, INC. ("CUSTOMER")
  "(CONCENTRIC")



By: /s/ Michael F. Anthofer            By:  /s/ Bruce Forgrieve
----------------------------------         -------------------------------------
   (Authorized Signature)                        (Authorized Signature)



Name: Michael F. Anthofer              Name:    Bruce Forgrieve
      -----------------------------          -----------------------------------


Title:   Senior Vice President and     Title:   Chief Financial Officer
         Chief Financial Officer             -----------------------------------
       -----------------------------

                                    EXHIBIT A

                        SERVICES PROVIDED & FEE SCHEDULE
                             FOR CO-LOCATION SERVICE


STANDARD SERVICES
---------------------------------------------------------------------------------------
                      DESCRIPTION OF SERVICE                                     FEE
---------------------------------------------------------------------------------------
Customer Service/Operations Support                                           No Charge
24 X 7 Network Operations Center (NOC)
    VIA 408.327.2200
---------------------------------------------------------------------------------------
Bandwidth Utilization Reports                                                 No Charge
---------------------------------------------------------------------------------------
Block of 16 IP Addresses                                                      No Charge
---------------------------------------------------------------------------------------

NON-RECURRING FEES
------------------------------------------------------------------------------------------
                      DESCRIPTION OF SERVICE                                     FEE
------------------------------------------------------------------------------------------
Server Installation                                                       $1,000 per set-up
------------------------------------------------------------------------------------------
File System Backup Set-up*                                                 $500 per server
*Customer MUST supply a 2nd Network Interface Card
------------------------------------------------------------------------------------------
Customer Performance Reporting:                                            $800 per server
Aquas Bazzar 2.0
------------------------------------------------------------------------------------------


MONTHLY RECURRING FEES
----------------------------------------------------------------------------------------------
      BANDWIDTH OPTIONS              DESCRIPTION OF SERVICE
                                   (INCLUDES 8 INCHES OF RACK          FEE             FEE
                                           SPACE)                  1 YEAR TERM     2 YEAR TERM
----------------------------------------------------------------------------------------------
500 Kbps                        Shared 10 Mbps Ethernet                $  550          $  480
----------------------------------------------------------------------------------------------
1 Mbps                          Shared 10 Mbps Ethernet                $1,200          $1,050
----------------------------------------------------------------------------------------------
2 Mbps                          Shared 10 Mbps Ethernet                $1,925          $1,675
----------------------------------------------------------------------------------------------
4 Mbps                          Shared 10 Mbps Ethernet                $2,750          $2,400
----------------------------------------------------------------------------------------------
10 Mbps                         Dedicated 10 Mbps Ethernet             $4,400          $3,850
----------------------------------------------------------------------------------------------
Greater than 10 Mbps            Dedicated Ethernet                Price quoted    Price quoted
                                                                  upon request    upon request
----------------------------------------------------------------------------------------------


OPTIONAL SERVICES            (MONTHLY RECURRING)
-------------------------------------------------------------------------------------------
                                                             FEE                   FEE
EQUIPMENT STORAGE OPTIONS   DESCRIPTION OF SERVICE       1 YEAR TERM           2 YEAR TERM
-------------------------------------------------------------------------------------------
Additional Rack Space      8 inch shelf                    $   75                $   75
-------------------------------------------------------------------------------------------
Dedicated Rack             Complete 8 foot rack            $  500                $  475
-------------------------------------------------------------------------------------------
Dedicated Cabinet          Complete 8 foot secure          $  500                $  475
                           Lockable Cabinet
-------------------------------------------------------------------------------------------
Dedicated Cage             Secure Lockable Cage           Quoted upon           Quoted upon
                                                            request,              request,
                                                        Availability is       Availability is
                                                         site specific         site specific
-------------------------------------------------------------------------------------------


PERFORMANCE AND REPORTING OPTIONAL SERVICES                             (MONTHLY RECURRING)
------------------------------------------------------------------------------------------
                      DESCRIPTION OF SERVICE                                     FEE
------------------------------------------------------------------------------------------
Log Analysis & Reporting                                                        $ 750
------------------------------------------------------------------------------------------
Performance Reporting:                                                          $ 400
Keynote
------------------------------------------------------------------------------------------
File System Backup*                                                             $ 300
*Customer MUST supply a 2nd Network Interface Card
------------------------------------------------------------------------------------------

REMOTE HANDS SERVER MANAGEMENT AND MAINTENANCE                   (MONTHLY RECURRING)
---------------------------------------------------------------------------------------------
ON DEMAND - REMOTE HANDS SERVICE*                   *SEE DESCRIPTION OF REMOTE HANDS BELOW
---------------------------------------------------------------------------------------------
          Level of Service                                  Fee - Based on Actual Usage
---------------------------------------------------------------------------------------------
Level 1                                                  No Charge - Included with Service
---------------------------------------------------------------------------------------------
Level 2                                                            $ 190 per hour
---------------------------------------------------------------------------------------------
Level 3                                                           $  250 per hour
---------------------------------------------------------------------------------------------
MONTHLY CONTRACTED - REMOTE HANDS SERVICE*             *SEE DESCRIPTION OF REMOTE HANDS BELOW
---------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                  LEVEL OF SERVICE                           LEVEL 2              LEVEL 3
------------------------------------------------------------------------------------------
Up to 10 hours                                                $ 1,250              $ 1,500
------------------------------------------------------------------------------------------
Up to 25 hours                                                $ 2,750              $ 3,375
------------------------------------------------------------------------------------------
Up to 50 hours                                                $ 4,000              $ 5,250
------------------------------------------------------------------------------------------


REMOTE HANDS SERVICE DESCRIPTION

1. REMOTE HANDS SERVICES. Customer has, pursuant to the Agreement, located certain equipment with Concentric's premises, and may from time to time request that Concentric perform certain basic services with respect to such equipment. Such services (herein referred to as "Remote Hands") offer an opportunity for the Customer to avoid dispatching field services personnel for certain basic on-site activity.

2. LEVELS OF SERVICE. Remote Hands Services include three (3) levels of service as follows:

REMOTE HANDS LEVEL 1, involves the most basic activities of an on-site technician, performed with "eyes", "ears" and "fingers", but without involvement of tools, equipment, physical labor, keyboard or other data input. Examples of Level 1 services would include:

Pushing an external button
Switching an external toggle
Power cycling (turning on and off) equipment
Scouting external cabling to connections
Observing, describing or reporting on Indicator lights or display information on machines or consoles Basic observation and reporting on local environment within Concentric's premises

REMOTE HANDS LEVEL 2, involves all the services of Level 1, plus some configuration or running of certain basic operations pursuant to specific real-time instructions from Customer. This level of service does not involve opening or moving equipment or any direct hardware or software interaction. Examples of Level 2 services would include:

Typing commands on a keyboard console
Changing of pre-labeled tapes
Cable organization, ties, or labeling
Modifying basic cable layout, such as Ethernet of FDDI connections Re-labeling equipment

Concentric shall, in its reasonable discretion, determine the appropriate level of Remote Hands to which each service request falls.

REMOTE HANDS LEVEL 3, involves all the services of Level 2, plus direct contact with equipment configuration, including hardware and software interaction, provided Customer provides accurate, understandable real-time instructions. Examples of Level 3 services would include:

Installation of previously received customer supplied equipment in existing rack space Replacing hardware components with customer received spares or upgrades Adding customer received memory
Upgrading drive capacity by installation of customer received new or additional disk drives

3. CUSTOMER DIRECTION: Customer is required to provide clear, specific and detailed instructions with respect to services requested. Concentric's technicians are not required to act on directions which they believe are unclear or incomplete. Technicians are not expected nor required hereunder to make judgments or exercise discretion with respect to requested services, nor to make recommendations as to courses of action to follow. If a technician either doesn't understand an instruction, or believes it to be incorrect or inadvisable, Customer agrees that technician may elect not to proceed with such task until his or her concerns have been resolved, but neither Concentric nor the technician shall have any responsibility or liability for carrying out any requested procedure implemented in accordance with Customer's specific request.

4. PAYMENT OPTIONS AND TERMS: Remote Hands services may be purchased on a per hour basis as needed (herein referred to as "On Demand"), or on a monthly contract basis.

        4.1 ON DEMAND: For Level 2 and Level 3 charges On Demand Remote Hands services there is a one (1) minimum charge per request, with fifteen (15) increments thereafter.

        4.2 MONTHLY CONTRACT: The monthly contract amount shall be non-refundable whether or not Customer utilizes all of the contractual services hours during any month, and no service hours may be carried over to a subsequent month. In the event a Customer requests service in excess of the monthly contract amount, Customer will be billed for such excess hours at the Customer's current contract rate. If the level of service (e.g., Levels 1, 2, or 3) requested by Customer is higher than the level that Customer has contracted for, the service will be billed at the applicable "On Demand" rate.

        4.3 INVOICING. Invoices shall be provided monthly for services rendered during the preceding month, shall be fully itemized with supporting documentation, if any, attached. Payments for invoices shall be due 30 days from date of invoice unless Customer reasonably and in good faith, disputes an amount(s) listed on an invoices as incorrect.

5. REQUEST PROCEDURE: Customer shall initiate a Remote Hands Service request by following the reasonable procedure specified in documentation provided by Concentric to Customer, as such procedures may be modified by notice to Customer from Concentric from time to time. Each service request requires a separate verbal communication and initiation by Customer with Concentric's Network Operations Center ("NOC"), and MUST be followed by fax, email, or other written confirmation of a request for service. In the event customer has not elected a Remote Hands service Option in Exhibit B, each request for Remote Hands services will be billed to Customer at the applicable On Demand hourly rate as defined herein and shall require an original signed request for service from a previously authorized Customer representative. In cases of emergency, a signed facsimile transmission service request followed by a signed original is acceptable. Concentric's technician will use commercially reasonable efforts to respond to a Customer request for Remote Hands service by telephone or electronic communication within 30 minutes of receipt of the initial Customer request. Technician will assign an Incident Tracking Number and will use commercially reasonable efforts to commence the rendering of the service within one (1) hour from the assignment of the Incident Tracking Number.

6. SYSTEMS MAINTENANCE SERVICES. Concentric agrees to perform the Customer selected systems maintenance and repair services for the System as described herein. Concentric shall perform its services in a timely and professional manner in accordance with standards generally observed in the industry for similar services and with no less care and diligence than it provides with respect to the observation and maintenance of its own equivalent systems. Concentric shall promptly notify Customer of any errors in the hardware of the System and shall provide reasonable assistance in connection with the correction of any such errors. With reasonable prior notice, Concentric shall allow Customer employees or agents physical access to the System for routine maintenance or other non-emergency purpose at any time subject to such third agents' execution of a nondisclosure agreement reasonably acceptable to Concentric and compliance with Concentric's security requirements.

SOFTWARE MAINTENANCE SERVICES. Customer shall be free to contract with independent third parties to provide software maintenance services for the System and Concentric will allow such third parties reasonable access to the System as necessary to perform such database software maintenance services subject to such third parties' execution of a nondisclosure agreement reasonably acceptable to Concentric and compliance with Concentric's security requirements.

INTERNET CONNECTION SUPPORT. Concentric acknowledges that errors in the Internet Connection are extremely serious and must be resolved with the greatest possible urgency. Concentric will provide Customer, and any third party designated by Customer to be responsible for the maintenance of the Software, with a beeper number that can be used at any time to contact a responsible Concentric employee who will return the beeper call within one (1) hour and who will arrange to give Customer or its designated representative physical access to the System, whether or not during normal business hours, within four (4) hours of the initial telephone call to the beeper number provided by Concentric and reasonable assistance, cooperation and technical support relating to Concentric's environment and in diagnosing and remedying computer system malfunctions.

                                    EXHIBIT B

                         CUSTOMER SELECTION OF SERVICES

Customer must indicate below the desired Services and optional Services under each category. Selections of Services indicated by Customer herein shall indicate authorization by Customer for Concentric to invoice appropriately. Customer may change selection at any time provided that Customer gives Concentric at least 30 days prior written notice of such change in selection.

CONTRACT TERM COMMITMENT
-----------------------------------------------------------------------------
     TERM LENGTH                                      DESIRED TERM LENGTH
-----------------------------------------------------------------------------
One Year                                          initial term of one year
-----------------------------------------------------------------------------
Two Years
-----------------------------------------------------------------------------


NON-RECURRING SERVICES
-------------------------------------------------------------------------------------------------
   DESCRIPTION OF SERVICES        NUMBER OF UNITS           TOTAL FEE           DESIRED SERVICE
-------------------------------------------------------------------------------------------------
Server  Installation (fee per            4                   $4,000                   Yes
setup)
-------------------------------------------------------------------------------------------------
File  System  Backup  Set-up*                                                          No
(fee per server)
*Customer MUST supply a 2nd                                     --
Network Interface Card
-------------------------------------------------------------------------------------------------
Customer Performance                                                                   No
Reporting:
Aquas Bazzar 2.0                                                --
(fee per server)
-------------------------------------------------------------------------------------------------
Block of 161P Addresses                                     No Charge                 Yes
-------------------------------------------------------------------------------------------------


MONTHLY RECURRING SERVICES
-------------------------------------------------------------------------------------------------
      BANDWIDTH OPTIONS           NUMBER OF UNITS           TOTAL FEE           DESIRED SERVICE
-------------------------------------------------------------------------------------------------
500 Kbps (Shared Ethernet)                                     ---
-------------------------------------------------------------------------------------------------
1 Mbps (Shared Ethernet)                 1                   $1,200          1 Mbps may be
                                                                             upgraded with 30 days
                                                                             notice
-------------------------------------------------------------------------------------------------
2 Mbps (Shared Ethernet)                                        --                     --
-------------------------------------------------------------------------------------------------
4 Mbps (Shared Ethernet)                                        --                     --
-------------------------------------------------------------------------------------------------
10 Mbps (Dedicated Ethernet)                                    --                     --
-------------------------------------------------------------------------------------------------
_______ Mbps (Dedicated                                         --                     --
Ethernet)
-------------------------------------------------------------------------------------------------


CO-LOCATION SPACE TYPE                     (MONTHLY RECURRING)
-----------------------------------------------------------------------------------------------
    EQUIPMENT STORAGE OPTION        NUMBER OF           TOTAL FEE            DESIRED SERVICE
                                      UNITES
-----------------------------------------------------------------------------------------------
Shelf (8 inch racks)                                        --                      --
-----------------------------------------------------------------------------------------------
Dedicated Rack (8 foot rack)            1                  $500                    yes
-----------------------------------------------------------------------------------------------
Dedicated Cabinet (8 foot                                   --                      --
lockable cabinet)
-----------------------------------------------------------------------------------------------
Dedicated Cage (Availability is                             --                      --
site specific)
-----------------------------------------------------------------------------------------------

PERFORMANCE AND REPORTING OPTIONAL SERVICES                      (MONTHLY RECURRING)
-----------------------------------------------------------------------------------------------
                  REPORTING TYPE                           TOTAL FEE          DESIRED SERVICE
-----------------------------------------------------------------------------------------------
Bandwidth Utilization                                      No Charge                yes
-----------------------------------------------------------------------------------------------
Keynote                                                      $400                    --
-----------------------------------------------------------------------------------------------
I/PRO                                                        $750                    --
-----------------------------------------------------------------------------------------------


SYSTEM BACKUP                            (MONTHLY RECURRING)
----------------------------------------------------------------------------------------------
   DESCRIPTION OF SERVICE      NUMBER OF UNITS          TOTAL FEE            DESIRED SERVICE
----------------------------------------------------------------------------------------------
File System Backup*                                                                 No
*Customer MUST provide a                                   ---
2nd Network Interface Card.
----------------------------------------------------------------------------------------------


REMOTE HANDS OPTIONAL SERVICES                     (MONTHLY RECURRING)
----------------------------------------------------------------------------------------------
ON DEMAND
----------------------------------------------------------------------------------------------
    TYPE OF SERVICE          HOURS PER MONTH            TOTAL FEE*           DESIRED SERVICE
                                                   HOURLY FEE IS BASED
                                                     ON ACTUAL USAGE
----------------------------------------------------------------------------------------------
Level 1                            N/A             No Charge, Included     yes, may be upgraded
                                                       with service        with 30 days notice
----------------------------------------------------------------------------------------------
Level 2                            N/A               $195 per hour x                --
                                                      actual usage*
----------------------------------------------------------------------------------------------
Level 3                            N/A               $250 per hour x                --
                                                      actual usage*
----------------------------------------------------------------------------------------------
MONTHLY CONTRACTED - REMOTE HANDS SERVICE*            *SEE DESCRIPTION OF REMOTE HANDS BELOW
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                          DESIRED SERVICE                       DESIRED SERVICE
  LEVEL OF SERVICE         LEVEL 2           (LEVEL 2)           LEVEL 3           (LEVEL 3)
------------------------------------------------------------------------------------------------
Up to 10 Hours             $1,250               ---              $1,500               ---
------------------------------------------------------------------------------------------------
Up to 25 Hours             $2,750               ---              $3,375               ---
------------------------------------------------------------------------------------------------
Up to 50 Hours             $4,000               ---              $5,250               ---
------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                               CUSTOMERS EQUIPMENT
                  TO BE LOCATED WITHIN CONCENTRIC'S DATA CENTER

To be completed by Customer:

---------------------------------------------------------------------------------
        QUANTITY              BRAND               TYPE            SERIAL NUMBER
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------



OBLIGATIONS OF CUSTOMER:

Customer shall:

Supply hardware and software to the Concentric facility. Customer shall arrange for the initial shipment, pay shipping cost, and provide insurance for Customer's equipment at Concentric's data center with Customer as the named payee. Customer shall arrange for the return of the Customer's hardware and software upon the termination of this Agreement.

Installation and maintenance of Customer system software on hardware located in Concentric's data center, unless contracted with Concentric separately under Remote Hands as defined herein. Customer shall coordinate communication between Concentric and other third parties as required herein.

Be responsible for the proper functioning of hardware and software.

Require that Content hosted at Concentric's facility in compliance with all state and federal laws.

Supply any hardware or licensed software as deemed necessary by Customer for repairs.

OBJECT CODE LICENSE. Subject to the terms and conditions of this Agreement, Customer grants Concentric a nontransferable, non-exclusive limited license to use object code versions of the software and documentation strictly limited to use on behalf of and for the benefit of Customer, solely on the Customer's hardware, solely at the Site or other locations as agreed to in writing by Customer, solely in connection with the operation and maintenance of the System as directed by Customer. No other rights are granted with regard to use of the software and documentation.

SAFEKEEPING. Concentric shall, while the System is in its possession and control, implement and maintain procedures and facilities in accordance with industry standards for its safekeeping and to guard against any loss of and/or destruction to the System.

INSTALLATION. Concentric shall cooperate with Customer and Customer's designated representatives to complete the installation of the System at Concentric's facility.

REMOVAL. Upon the expiration or earlier termination of this Agreement or of the parties' relationship of the Agreement, Concentric shall cooperate with Customer or its designated representative's efforts to deinstall and to remove the System in good working order from Concentric's premises.

CHANGE OF LOCATION. Concentric agrees not to remove the System from the facility where it is originally installed unless Concentric obtains Customer's prior written consent to such removal.

OWNERSHIP. Concentric agrees that the System and all Software and Hardware therein shall remain the personal property of Customer. Concentric shall have no right, title or interest therein, and Concentric shall do nothing inconsistent with Customer's title, including, but not limited to, transferring, selling, assigning, sublicensing, pledging, or otherwise disposing of, encumbering, or suffering a lien or encumbrance upon or against any interest in the System without Customer's prior written consent.